Exhibit 10.11
AMENDMENT NO. 1 TO AMENDED AND RESTATED RECEIVABLE INTEREST
SALE AGREEMENT AND SUBORDINATED NOTE
          THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED RECEIVABLE INTEREST SALE AGREEMENT, dated as of June 6, 2006 (this “Amendment”), is entered into by Ferrellgas, L.P., a Delaware limited partnership (“Originator”), and Ferrellgas Receivables, LLC, a Delaware limited liability company (“Buyer”), and pertains to (a) the Amended and Restated Receivables Interest Sale Agreement dated as of June 7, 2005 between Originator and Buyer (as heretofore amended, the “Existing Agreement”) and (b) the Subordinated Note dated June 7, 2005 executed by Buyer in favor of Originator (the “Existing Note”). The Existing Agreement, as amended hereby, is hereinafter referred to as the “Agreement,” and the Existing Note, as amended hereby, is hereinafter referred to as the “Subordinated Note”). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in Exhibit I to the Existing Agreement.
W I T N E S S E T H :
     WHEREAS, the parties hereto desire to amend the Existing Agreement and Existing Note as hereinafter set forth; and
     WHEREAS, the Agent, on behalf of the Purchasers, is willing to consent to such amendments;
          NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
          1. Amendments.
          (a) Recital E of the Existing Agreement is hereby amended and restated in its entirety to read as follows:
     E. From time to time after the date hereof, Buyer will sell undivided interests in the Receivable Interest and the Contributed Interest pursuant to that certain Second Amended and Restated Receivables Purchase Agreement dated as of June 6, 2006 (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the “Purchase Agreement”) among Buyer, as seller, Originator, as initial Servicer, JPMorgan Chase Bank, N.A. (“JPMorgan Chase”) and the other financial institutions from time to time party thereto as “Financial Institutions,” Jupiter Securitization Corporation (“Jupiter”), Fifth Third Bank (together with Jupiter and the Financial Institutions, the “Purchasers”), and JPMorgan Chase Bank, N.A., as agent for the Purchasers or any successor agent appointed pursuant to the terms of the Purchase Agreement, as agent for the Purchasers (in such capacity, the “Agent”).

          (b) Section 9.4 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:
          Section 9.4. Confidentiality.
     (a) Originator shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Fee Letters and the other confidential or proprietary information with respect to the Agent and any Conduit and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that Originator and its officers and employees may disclose such information to Originator’s external accountants and attorneys and as required by any applicable law or order of any judicial or administrative proceeding.
     (b) Originator hereby consents to the disclosure of any nonpublic information with respect to it (i) to Buyer, the Agent or the Purchasers, (ii) to any prospective or actual assignee or participant of any of the Persons described in clause (i), (iii) to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to either Conduit or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which JPMorgan Chase or Fifth Third acts as the administrative agent and (iv) to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information and, in the case of a Person described in clause (ii), agrees in writing to keep such information confidential. In addition, the Purchasers and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).
     (c) Buyer shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the confidential or proprietary information with respect to Originator, the Obligors and their respective businesses obtained by it in connection with the due diligence evaluations, structuring, negotiating and execution of the Transaction Documents, and the consummation of the transactions contemplated herein and any other activities of Buyer arising from or related to the transactions contemplated herein provided, however, that each of Buyer and its employees and officers shall be permitted to disclose such confidential or proprietary information: (i) to the Persons described in clause (b) above, and (ii) to the extent required pursuant to any applicable law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings with competent jurisdiction (whether or not having the force or effect of law) so long as such required disclosure is made under seal to the extent permitted by applicable law or by rule of court or other applicable body.
          (c) The two references in Section 9.5(a) of the Existing Agreement to “Conduit” with “a Conduit” and “such Conduit”, respectively.
          (d) Section 9.6 of the Existing Agreement is hereby amended to replace each reference to “Conduit” with “either Conduit.”

          (e) The definitions of the following terms in Exhibit I to the Existing Agreement are hereby amended and restated in their entirety to read, respectively, as follows:
     “Conduit” has the meaning specified in the Purchase Agreement.
     “Pool Receivables” means, collectively, all Eligible Receivables existing on the Initial Computation Date and all Eligible Receivables arising after the Initial Computation Date through and including the Termination Date, and “Pool Receivable” means any such Eligible Receivable individually. For the avoidance of doubt, a Receivable shall cease to be a Pool Receivable if on any day prior to the Termination Date, such Receivable ceases to be an Eligible Receivable, but shall continue to be a Pool Receivable if it ceases to be an Eligible Receivable on or after the Termination Date. For purposes of calculating the amount of all “Pool Receivables” at any time, such amount shall be the Outstanding Balance of all such Pool Receivables minus (a) $9,000,000 during the months of May, June, July, August, September, October and November, or (b) $1,000,000, at any other time.
          (f) Numbered paragraph 4 of Exhibit V to the Existing Agreement and of the Existing Note is hereby amended and restated and restated in its entirety to read as follows:
     4. Subordination. Seller shall have the right to receive, and Buyer shall have the right to make, any and all payments and prepayments relating to the loans made under this Subordinated Note; provided that after giving effect to any such payment or prepayment, the Receivable Interest plus the Contributed Interest equals or exceeds the Minimum Receivables Percentage. Seller hereby agrees that at any time during which the conditions set forth in the proviso of the immediately preceding sentence shall not be satisfied, Seller shall be subordinate in right of payment to the prior payment of any indebtedness or obligation of Buyer owing to the Agent or any Purchaser (each, as defined below) under that certain Second Amended and Restated Receivables Purchase Agreement, dated as of June 6, 2006, by and among Buyer, Seller, as Servicer, various “Purchasers” from time to time party thereto, and JPMorgan Chase Bank, N.A., as the “Agent” (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”). The subordination provisions contained herein are for the direct benefit of, and may be enforced by, the Agent and the Purchasers and/or any of their respective assignees (collectively, the “Senior Claimants”) under the Receivables Purchase Agreement. Until the date on which the “Aggregate Capital” outstanding under the Receivables Purchase Agreement has been repaid in full and all obligations of Buyer and/or the Servicer thereunder and under the “Fee Letters” referenced therein (all such obligations, collectively, the “Senior Claim”) have been indefeasibly paid and satisfied in full, Seller shall not institute against Buyer any proceeding of the type described in Section 7.1(f) or (g) of the Receivable Interest Sale Agreement unless and until the Collection Date has occurred. Should any payment, distribution or security or proceeds thereof be received by Seller in violation of this Section 4, Seller agrees that such payment shall be segregated, received and held in trust for the benefit of, and deemed to be the property of, and shall be immediately paid over and delivered to the Agent for the benefit of the Senior Claimants.

          2. Representations and Warranties. In order to induce the other parties hereto to enter into this Amendment, each of the Buyer and the Originator hereby represents and warrants to each of the other parties hereto as follows:
     (a) The execution and delivery by such party of this Amendment, and the performance of its obligations under the Agreement and the Subordinated Note, are within such party’s organizational powers and authority and have been duly authorized by all necessary organizational action on its part;
     (b) This Amendment has been duly executed and delivered by such party, and the Agreement and, in the case of the Buyer, the Subordinated Note, constitute such party’s legal, valid and binding obligations, enforceable against such party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and
     (c) As of the date hereof, no event has occurred and is continuing that will constitute a Termination Event or a Potential Termination Event.
          3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon execution by the Originator, the Buyer and the Agent of counterparts hereof and delivery of such executed counterparts to the Agent.
          4. Miscellaneous.
          (a) CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS.
          (b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
          (c) Ratification of Agreement. Except as expressly amended hereby, the Agreement and the Subordinated Note remain unaltered and in full force and effect and is hereby ratified and confirmed.
<Signature pages follow>

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.
FERRELLGAS, L.P.

By: Ferrellgas, Inc., its General Partner

By:

Name:
Title:

FERRELLGAS RECEIVABLES, LLC

By:

Name:
Title:

By its signature below, the Agent, on behalf of the Purchasers, hereby consents to the foregoing Amendment as of the date first above written:

JPMORGAN CHASE BANK, N.A., as Agent

By:

Name:
Title: